Exhibit 99.3

CBL & Associates Properties, Inc.

Supplemental Financial and Operating Information

For the Three Months and Year Ended December 31, 2007

Consolidated Statements of Operations

(Unaudited; in thousands, except per share amounts)

	Three Months Ended December 31,		Year Ended December 31,
	2007	2006	2007	2006
REVENUES:
Minimum rents	$181,592	$161,486	$646,383	$616,147
Percentage rents	10,632	12,271	22,472	23,825
Other rents	11,179	9,623	23,121	20,061
Tenant reimbursements	83,125	80,501	318,808	307,037
Management, development and leasing fees	1,418	1,122	7,983	5,067
Other	6,353	6,269	21,860	23,365
Total revenues	294,299	271,272	1,040,627	995,502
EXPENSES:
Property operating	45,817	41,913	169,688	159,827
Depreciation and amortization	67,844	57,985	243,790	228,531
Real estate taxes	22,577	20,768	87,610	80,316
Maintenance and repairs	16,318	14,437	58,145	54,153
General and administrative	8,780	11,471	37,852	39,522
Impairment of real estate assets	—	206	—	480
Other	6,437	4,808	18,525	18,623
Total expenses	167,773	151,588	615,610	581,452
Income from operations	126,526	119,684	425,017	414,050
Interest and other income	3,305	3,397	10,923	9,084
Interest expense	(80,154)	(65,593)	(287,884)	(257,067)
Loss on extinguishment of debt	—	—	(227)	(935)
Impairment of marketable securities	(18,456)	—	(18,456)	—
Gain on sales of real estate assets	5,005	7,674	15,570	14,505
Equity in earnings of unconsolidated affiliates	734	1,488	3,502	5,295
Income tax provision	(4,030)	(5,902)	(8,390)	(5,902)
Minority interest in earnings:
Operating partnership	(10,360)	(22,393)	(46,246)	(70,323)
Shopping center properties	(5,797)	(1,473)	(12,215)	(4,136)
Income from continuing operations	16,773	36,882	81,594	104,571
Operating income (loss) from discontinued operations	(54)	640	1,497	4,538
Gain on disposal of discontinued operations	2,154	1,175	6,056	8,392
Net income	18,873	38,697	89,147	117,501
Preferred dividends	(5,455)	(7,642)	(29,775)	(30,568)
Net income available to common shareholders	$13,418	$31,055	$59,372	$86,933
Basic per share data:
Income from continuing operations, net of preferred dividends	$0.17	$0.45	$0.79	$1.16
Discontinued operations	0.03	0.03	0.12	0.20
Net income available to common shareholders	$0.20	$0.48	$0.91	$1.36
Weighted average common shares outstanding	65,590	64,684	65,323	63,885

Diluted per share data:
Income from continuing operations, net of preferred dividends	$0.17	$0.44	$0.79	$1.13
Discontinued operations	0.03	0.03	0.11	0.20
Net income available to common shareholders	$0.20	$0.47	$0.90	$1.33
Weighted average common and potential dilutive common shares outstanding	65,952	65,913	65,913	65,269

CBL & Associates Properties, Inc.

Supplemental Financial And Operating Information

For the Three Months and Year Ended December 31, 2007

The Company's calculation of FFO allocable to Company shareholders is as follows (in thousands, except per share data):

	Three Months Ended December 31,		Year Ended December 31,
	2007	2006	2007	2006

Net income available to common shareholders	$13,418	$31,055	$59,372	$86,933
Minority interest in earnings of operating partnership	10,360	22,393	46,246	70,323
Depreciation and amortization expense of:
Consolidated properties	67,844	57,985	243,790	228,531
Unconsolidated affiliates	6,776	3,385	17,326	13,405
Discontinued operations	49	497	1,029	2,307
Non-real estate assets	(229)	(228)	(919)	(851)
Minority investors' share of depreciation and amortization	(322)	(611)	(132)	(2,286)
(Gain) loss on:
Sales of operating real estate assets	—	32	—	119
Disposal of discontinued operations	(2,154)	(1,175)	(6,056)	(8,392)
Income tax provision on disposal of discontinued operations	872		872
Funds from operations of the operating partnership	$96,614	$113,333	$361,528	$390,089

Funds from operations per diluted share	$0.83	$0.97	$3.10	$3.34
Weighted average common and potential dilutive common shares outstanding with operating partnership units fully converted	116,585	117,071	116,584	116,857

Reconciliation of FFO of the operating partnership to FFO allocable to Company shareholders:
Funds from operations of the operating partnership	$96,614	$113,333	$361,528	$390,089
Percentage allocable to Company shareholders (1)	56.43%	55.87%	56.32%	55.32%
Funds from operations allocable to Company shareholders	$54,519	$63,319	$203,613	$215,797

(1)

Represents the weighted average number of common shares outstanding for the period divided by the sum of the weighted average number of common shares and the weighted average number of operating partnership units outstanding during the period. See the reconciliation of shares and operation partnership units outstanding on page 9.

SUPPLEMENTAL FFO INFORMATION:

Lease termination fees	$612	$443	$6,407	$13,682
Lease termination fees per share	$0.01	$—	$0.05	$0.12

Straight-line rental income	$2,143	$1,301	$5,876	$5,329
Straight-line rental income per share	$0.02	$0.01	$0.05	$0.05

Gains on outparcel sales	$5,478	$8,315	$16,651	$16,448
Gains on outparcel sales per share	$0.05	$0.07	$0.14	$0.14

Amortization of acquired above- and below-market leases	$2,304	$2,842	$10,584	$12,572
Amortization of acquired above- and below-market leases per share	$0.02	$0.02	$0.09	$0.11

Amortization of debt premiums	$1,935	$1,902	$7,714	$7,501
Amortization of debt premiums per share	$0.02	$0.02	$0.07	$0.06

Income tax provision	$(3,158)	$(5,902)	$(7,518)	$(5,902)
Income tax provision per share	$(0.03)	$(0.05)	$(0.06)	$(0.05)

Impairment of marketable securities	$(18,456)	$—	$(18,456)	$—
Impairment of marketable securities	$(0.16)	$—	$(0.16)	$—

CBL & Associates Properties, Inc.

Supplemental Financial And Operating Information

For the Three Months and Year Ended December 31, 2007

Same-Center Net Operating Income

(Dollars in thousands)

	Three Months Ended December 31,		Year Ended December 31,
	2007	2006	2007	2006

Net income	$18,873	$38,697	$89,147	$117,501

Adjustments:
Depreciation and amortization	67,844	57,985	243,790	228,531
Depreciation and amortization from unconsolidated affiliates	6,776	3,385	17,326	13,405
Depreciation and amortization from discontinued operations	49	497	1,029	2,307
Minority investors' share of depreciation and amortization in shopping center properties	(322)	(611)	(132)	(2,286)
Interest expense	80,154	65,593	287,884	257,067
Interest expense from unconsolidated affiliates	7,904	4,415	20,480	17,569
Minority investors' share of interest expense in shopping center properties	(466)	(1,223)	(831)	(4,850)
Loss on extinguishment of debt	—	—	227	935
Abandoned projects expense	1,261	629	2,216	923
Gain on sales of real estate assets	(5,005)	(7,674)	(15,570)	(14,505)
Impairment of marketable securities	18,456	—	18,456	—
Impairment of real estate assets	—	206	—	480
Gain on sales of real estate assets of unconsolidated affiliates	(473)	(596)	(1,706)	(2,898)
Minority investors' share of gain on sales of real estate assets	—	—	621	—
Income tax provision	4,030	5,902	8,390	5,902
Minority interest in earnings of operating partnership	10,360	22,393	46,246	70,323
Gain on discontinued operations	(2,154)	(1,175)	(6,056)	(8,392)
Operating partnership's share of total NOI	207,287	188,423	711,517	682,012
General and administrative expenses	8,780	11,471	37,852	39,522
Management fees and non-property level revenues	(5,051)	(7,285)	(27,029)	(21,697)
Operating partnership's share of property NOI	211,016	192,609	722,340	699,837
NOI of non-comparable centers	(18,816)	(2,359)	(28,442)	(9,946)
Total same center NOI	$192,200	$190,250	$693,898	$689,891

Malls	$180,651	$177,782	$644,986	$642,245
Associated centers	6,926	7,253	28,814	29,499
Community centers	905	1,032	4,226	3,997
Other	3,718	4,183	15,872	14,150
Total same center NOI	192,200	190,250	693,898	689,891
Less lease termination fees	(612)	(443)	(6,407)	(13,682)
Total same-center NOI, excluding lease termination fees	$191,588	$189,807	$687,491	$676,209

Percentage Change:
Malls	1.6%		0.4%
Associated centers	-4.5%		-2.3%
Community centers	-12.3%		5.7%
Other	-11.1%		12.2%
Total same center NOI	1.0%		0.6%
Total same-center NOI, excluding lease termination fees	0.9%		1.7%

CBL & Associates Properties, Inc.

Supplemental Financial And Operating Information

For the Three Months and Year Ended December 31, 2007

Company's Share of Consolidated and Unconsolidated Debt

(Dollars in thousands)

	December 31, 2007
	Fixed Rate	Variable Rate	Total
Consolidated debt	$4,543,515	$1,325,803	$5,869,318
Minority investors' share of consolidated debt	(24,236)	(2,517)	(26,753)
Company's share of unconsolidated affiliates' debt	335,903	49,475	385,378
Company's share of consolidated and unconsolidated debt	$4,855,182	$1,372,761	$6,227,943
Weighted average interest rate	5.79%	6.14%	5.87%

	December 31, 2006
	Fixed Rate	Variable Rate	Total
Consolidated debt	$3,517,710	$1,046,825	$4,564,535
Minority investors' share of consolidated debt	(56,612)	—	(56,612)
Company's share of unconsolidated affiliates' debt	218,203	27,816	246,019
Company's share of consolidated and unconsolidated debt	$3,679,301	$1,074,641	$4,753,942
Weighted average interest rate	5.97%	6.27%	6.03%

Debt-To-Total-Market Capitalization Ratio as of December 31, 2007

(In thousands, except stock price)

	Shares Outstanding	Stock Price (1)	Value
Common stock and operating partnership units	116,814	$23.91	$2,793,023
7.75% Series C Cumulative Redeemable Preferred Stock	460	250.00	115,000
7.375% Series D Cumulative Redeemable Preferred Stock	700	250.00	175,000
Preferred Units Sub REIT			416,113
Total market equity			3,499,136
Company's share of total debt			6,227,943
Total market capitalization			$9,727,079
Debt-to-total-market capitalization ratio			64.0%

(1)

Stock price for common stock and operating partnership units equals the closing price of the common stock on December 31, 2007. The stock price for the preferred stock represents the liquidation preference of each respective series of preferred stock.

Reconciliation of Shares and Operating Partnership Units Outstanding

(In thousands)

	Three Months Ended December 31,		Year Ended December 31,
2007:	Basic	Diluted	Basic	Diluted
Weighted average shares - EPS	65,590	65,952	65,323	65,913
Weighted average operating partnership units	50,637	50,633	50,671	50,671
Weighted average shares- FFO	116,227	116,585	115,994	116,584

2006:
Weighted average shares - EPS	64,684	65,913	63,885	65,269
Weighted average operating partnership units	51,097	51,158	51,589	51,588
Weighted average shares- FFO	115,781	117,071	115,474	116,857

Dividend Payout Ratio

	Three Months Ended December 31,		Year Ended December 31,
	2007	2006	2007	2006
Weighted average dividend per share	$0.55047	$0.51020	$2.08260	$1.90170
FFO per diluted, fully converted share	$0.83	$0.97	$3.10	$3.34
Dividend payout ratio	66.3%	52.6%	67.2%	56.9%

CBL & Associates Properties, Inc.

Supplemental Financial And Operating Information

For the Three Months and Year Ended December 31, 2007

Consolidated Balance Sheets

(Unaudited, in thousands except share data)

	December 31, 2007	December 31, 2006
ASSETS
Real estate assets:
Land	$917,578	$779,727
Buildings and improvements	7,267,112	5,944,476
	8,184,690	6,724,203
Less: accumulated depreciation	(1,102,767)	(924,297)
	7,081,923	5,799,906
Developments in progress	319,049	294,345
Net investment in real estate assets	7,400,972	6,094,251
Cash and cash equivalents	65,826	28,700
Receivables:
Tenant, net of allowance	72,570	71,573
Other	10,257	9,656
Mortgage notes receivable	135,772	21,559
Investment in unconsolidated affiliates	142,550	78,826
Intangible lease assets and other assets	273,356	214,245
	$8,101,303	$6,518,810
LIABILITIES AND SHAREHOLDERS' EQUITY
Mortgage and other notes payable	$5,869,318	$4,564,535
Accounts payable and accrued liabilities	394,213	309,969
Total liabilities	6,263,531	4,874,504
Commitments and contingencies
Minority interests	917,473	559,450
Shareholders' equity:
Preferred Stock, $.01 par value, 15,000,000 shares authorized:
8.75% Series B Cumulative Redeemable Preferred Stock, 2,000,000 shares outstanding	—	20
7.75% Series C Cumulative Redeemable Preferred Stock, 460,000 shares outstanding	5	5
7.375% Series D Cumulative Redeemable Preferred Stock, 700,000 shares outstanding	7	7
Common Stock, $.01 par value, 180,000,000 shares authorized, 65,710,828 and 65,421,311 issued and outstanding in 2007 and 2006, respectively	662	654
Additional paid-in capital	989,799	1,074,450
Accumulated other comprehensive (loss) income	(20)	19
(Accumulated deficit) retained earnings	(70,154)	9,701
Total shareholders' equity	920,299	1,084,856
	$8,101,303	$6,518,810

CBL & Associates Properties, Inc.

Supplemental Financial And Operating Information

For the Three Months and Year Ended December 31, 2007

The Company presents the ratio of earnings before interest, taxes, depreciation and amortization (EBITDA) to interest because the Company believes that the EBITDA to interest coverage ratio, along with cash flows from operating activities, investing activities and financing activities, provides investors an additional indicator of the Company's ability to incur and service debt.

Ratio of EBITDA to Interest Expense

(Dollars in thousands)

	Three Months Ended December 31,		Year Ended December 31,
	2007	2006	2007	2006
EBITDA:
Net Income	$18,873	$38,697	$89,147	$117,501

Adjustments:
Depreciation and amortization	67,844	57,985	243,790	228,531
Depreciation and amortization from unconsolidated affiliates	6,776	3,385	17,326	13,405
Depreciation and amortization from discontinued operations	49	497	1,029	2,307
Minority investors' share of depreciation and amortization in shopping center properties	(322)	(611)	(132)	(2,286)
Interest expense	80,154	65,593	287,884	257,067
Interest expense from unconsolidated affiliates	7,904	4,415	20,480	17,569
Minority investors' share of interest expense in shopping center properties	(466)	(1,223)	(831)	(4,850)
Loss on extinguishment of debt	—	—	227	935
Abandoned projects expense	1,261	629	2,216	923
Impairment of real estate assets	—	206	—	480
Income taxes	4,271	6,195	10,570	8,875
Loss on sales of operating real estate assets	—	32	—	119
Minority interest in earnings of operating partnership	10,360	22,393	46,246	70,323
Gain on disposal of discontinued operations	(2,154)	(1,175)	(6,056)	(8,392)
Company's share of total EBITDA	$194,550	$197,018	$711,896	$702,507

Interest Expense:
Interest expense	$80,154	$65,593	$287,884	$257,067
Interest expense from unconsolidated affiliates	7,904	4,415	20,480	17,569
Minority investors' share of interest expense in shopping center properties	(466)	(1,223)	(831)	(4,850)
Company's share of total interest expense	$87,592	$68,785	$307,533	$269,786

Ratio of EBITDA to Interest Expense	2.22	2.86	2.31	2.60

Reconciliation of EBITDA to Cash Flows Provided By Operating Activities

(In thousands)

	Three Months Ended December 31,		Year Ended December 31,
	2007	2006	2007	2006

Company's share of total EBITDA	$194,550	$197,018	$711,896	$702,507
Interest expense	(80,154)	(65,593)	(287,884)	(257,067)
Minority investors' share of interest expense in shopping center properties	466	1,223	831	4,850
Income taxes	(4,271)	(6,195)	(10,570)	(8,875)
Amortization of deferred financing costs and non real estate depreciation included in operating expense	1,806	1,556	7,270	7,014
Amortization of debt premiums	(1,935)	(1,902)	(7,714)	(7,501)
Amortization of above and below market leases	(2,304)	(2,842)	(10,584)	(12,572)
Depreciation and interest expense from unconsolidated affiliates	(14,680)	(7,800)	(37,806)	(30,974)
Minority investors' share of depreciation and amortization in shopping center properties	322	611	132	2,286
Minority interest in earnings - shopping center properties	5,797	1,473	12,215	4,136
Gains on outparcel sales	(5,005)	(7,706)	(15,570)	(14,624)
Realized gain on available for sale securities	—	(1,073)	—	(1,073)
Impairment of marketable securities	18,456	—	18,456	—
Income tax benefit from stock options	1,892	5,750	6,031	5,750
Equity in earnings of unconsolidated affiliates	(734)	(1,488)	(3,502)	(5,295)
Distributions from unconsolidated affiliates	2,526	5,768	9,450	12,285
Share-based compensation expense	2,327	1,256	6,854	6,190
Changes in operating assets and liabilities	34,902	206	64,232	(18,126)
Cash flows provided by operating activities	$153,961	$120,262	$463,737	$388,911

CBL & Associates Properties, Inc.

Supplemental Financial And Operating Information

For the Three Months and Year Ended December 31, 2007

Schedule of Mortgage and Other Notes Payable as of December 31, 2007
(Dollars in thousands )

						Balance
Location	Property	Maturity Date	Interest Rate	Balance		Fixed	Variable

Operating Properties:
High Point, NC	Oak Hollow Mall	Feb-08	7.31%	$39,723		$39,723	$—
Winston-Salem, NC	Hanes Mall	Jul-08	7.31%	99,598		99,598	—
Nashville, TN	Hickory Hollow Mall	Aug-08	6.77%	82,254		82,254	—
Nashville, TN	The Courtyard At Hickory Hollow Mall	Aug-08	6.77%	3,829		3,829	—
Nashville, TN	Rivergate Mall	Aug-08	6.77%	66,477		66,477	—
Nashville, TN	The Village At Rivergate	Aug-08	6.77%	3,140		3,140	—
Lansing, MI	Meridian Mall	Oct-08	4.52%	86,288		86,288	—
Stillwater, OK	Lakeview Pointe	Nov-08	5.97%	19,239		—	19,239
Cary, NC	Cary Towne Center	Mar-09	6.85%	83,597		83,597	—
Daytona Beach, FL	Volusia Mall	Mar-09	4.75%	52,314		52,314	—
Fairview Heights, IL	St. Clair Square	Apr-09	7.00%	61,810		61,810	—
Terre Haute, IN	Honey Creek Mall	May-09	4.75%	31,002		31,002	—
Burlington, NC	Alamance Crossing	Sep-09	6.20%	62,528		—	62,528
Meridian, MS	Bonita Lakes Mall	Oct-09	6.82%	24,199		24,199	—
Meridian, MS	Bonita Lakes Crossing	Oct-09	6.82%	7,582		7,582	—
Cincinnati, OH	Eastgate Mall	Dec-09	4.55%	54,374	(a)	54,374	—
Little Rock, AR	Park Plaza Mall	May-10	4.90%	39,885		39,885	—
Spartanburg, SC	WestGate Crossing	Jul-10	8.42%	9,272		9,272	—
Burnsville, MN	Burnsville Center	Aug-10	8.00%	65,164		65,164	—
Roanoke, VA	Valley View Mall	Sep-10	5.10%	42,567		42,567	—
Beaumont, TX	Parkdale Mall	Sep-10	5.01%	51,581		51,581	—
Beaumont, TX	Parkdale Crossing	Sep-10	5.01%	8,144		8,144	—
Nashville, TN	CoolSprings Galleria	Sep-10	6.22%	125,161		125,161	—
Stroud, PA	Stroud Mall	Dec-10	8.42%	30,581		30,581	—
Wausau, WI	Wausau Center	Dec-10	6.70%	12,133		12,133	—
York, PA	York Galleria	Dec-10	8.34%	48,874		48,874	—
Lexington, KY	Fayette Mall	Jul-11	7.00%	90,220		90,220	—
St. Peters, MO	Mid Rivers Mall	Jul-11	5.66%	78,748		78,748	—
Panama City, FL	Panama City Mall	Aug-11	7.30%	38,290		38,290	—
Asheville, NC	Asheville Mall	Sep-11	6.98%	65,757		65,757	—
Ft. Smith, AR	Massard Crossing	Feb-12	7.54%	5,657		5,657	—
Houston, TX	Willowbrook Plaza	Feb-12	7.54%	28,945		28,945	—
Vicksburg, MS	Pemberton Plaza	Feb-12	7.54%	1,933		1,933	—
Fayetteville, NC	Cross Creek Mall	Apr-12	5.00%	60,983		60,983	—
Colonial Heights, VA	Southpark Mall	May-12	5.10%	35,067		35,067	—
Asheboro, NC	Randolph Mall	Jul-12	6.50%	14,072		14,072	—
Douglasville, GA	Arbor Place	Jul-12	6.51%	73,058		73,058	—
Douglasville, GA	The Landing At Arbor Place	Jul-12	6.51%	8,247		8,247	—
Jackson, TN	Old Hickory Mall	Jul-12	6.51%	32,271		32,271	—
Louisville, KY	Jefferson Mall	Jul-12	6.51%	40,697		40,697	—
North Charleston, SC	Northwoods Mall	Jul-12	6.51%	58,267		58,267	—
Racine, WI	Regency Mall	Jul-12	6.51%	31,913		31,913	—
Saginaw, MI	Fashion Square	Jul-12	6.51%	55,937		55,937	—
Spartanburg, SC	WestGate Mall	Jul-12	6.50%	50,551		50,551	—
Chattanooga, TN	CBL Center	Aug-12	6.25%	13,922		13,922	—
Livonia, MI	Laurel Park Place	Dec-12	5.00%	48,881		48,881	—

Monroeville, PA	Monroeville Mall	Jan-13	5.30%	124,050	124,050	—
Greensburg, PA	Westmoreland Mall	Jan-13	5.05%	75,895	75,895	—
St. Louis, MO	West County Center	Apr-13	5.82%	158,209	158,209	—
Columbia, SC	Columbia Place	Sep-13	5.45%	30,945	30,945	—
St. Louis, MO	South County Center	Oct-13	5.50%	80,514	80,514	—
Joplin, MO	Northpark Mall	Mar-14	5.50%	38,991	38,991	—
Laredo, TX	Mall del Norte	Dec-14	5.04%	113,400	113,400	—
Rockford, IL	CherryVale Mall	Oct-15	5.00%	90,905	90,905	—
Brookfield, IL	Brookfield Square	Nov-15	5.08%	101,726	101,726	—
Madison, WI	East Towne Mall	Nov-15	5.00%	77,473	77,473	—
Madison, WI	West Towne Mall	Nov-15	5.00%	109,430	109,430	—
Bloomington, IL	Eastland Mall	Dec-15	5.85%	59,400	59,400	—
Decatur, IL	Hickory Point Mall	Dec-15	5.85%	32,288	32,288	—
Overland Park, KS	Oak Park Mall	Dec-15	5.85%	275,700	275,700	—
Janesville, WI	Janesville Mall	Apr-16	8.38%	11,115	11,115	—
Akron, OH	Chapel Hill Mall	Aug-16	6.10%	75,750	75,750	—
Chattanooga, TN	Hamilton Place	Aug-16	5.86%	115,014	115,014	—
Chesapeake, VA	Greenbrier Mall	Aug-16	5.91%	83,570	83,570	—
Midland, MI	Midland Mall	Aug-16	6.10%	37,383	37,383	—
St. Louis, MO	Chesterfield Mall	Sep-16	5.96%	140,000	140,000	—
Southaven, MS	Southaven Towne Center	Jan-17	5.50%	45,434	45,434	—
Charleston, SC	Citadel Mall	Apr-17	5.68%	74,553	74,553	—
Chattanooga, TN	Hamilton Corner	Apr-17	5.67%	16,904	16,904	—
Fairview Heights, IL	The Shoppes at St. Clair Square	Apr-17	5.67%	22,306	22,306	—
Lafayette, LA	Mall of Acadiana	Apr-17	5.67%	149,102	149,102	—
Layton, UT	Layton Hills Mall	Apr-17	5.66%	106,571	106,571	—
Lexington, KY	The Plaza at Fayette Mall	Apr-17	5.67%	44,017	44,017	—
Cincinnati, OH	Eastgate Crossing	May-17	5.66%	16,594	16,594	—
	SUBTOTAL			$4,351,971	$4,270,204	$81,767
Weighted average interest rate				5.94%	5.93%	6.15%

Debt Premiums:
Daytona Beach, FL	Volusia Mall	Mar-09	4.75%	$1,225	$1,225	$—
Terre Haute, IN	Honey Creek Mall	Apr-09	4.75%	919	919	—
Little Rock, AR	Park Plaza Mall	May-10	4.90%	3,208	3,208	—
Roanoke, VA	Valley View Mall	Sep-10	5.10%	3,750	3,750	—
St. Peters, MO	Mid Rivers Mall	Jul-11	5.66%	4,603	4,603	—
Fayetteville, NC	Cross Creek Mall	Apr-12	5.00%	5,502	5,502	—
Colonial Heights, VA	Southpark Mall	May-12	5.10%	2,483	2,483	—
Livonia, MI	Laurel Park Place	Dec-12	5.00%	7,153	7,153	—
Monroeville, PA	Monroeville Mall	Jan-13	5.30%	2,234	2,234	—
St. Louis, MO	West County Center	Apr-13	5.82%	(4,338)	(4,338)	—
St. Louis, MO	South County Center	Oct-13	5.50%	(1,949)	(1,949)	—
Joplin, MO	Northpark Mall	Mar-14	5.50%	471	471	—
St. Louis, MO	Chesterfield Mall	Sep-16	5.96%	(2,334)	(2,334)	—
	SUBTOTAL			$22,927	$22,927	$—
Weighted average interest rate				4.87%	4.87%	—

Total Loans On Operating Properties And Debt Premiums				4,374,898	4,293,131	81,767
Weighted average interest rate				5.93%	5.93%	6.15%

Construction Loans:
Port Orange, FL	The Pavilion At Port Orange	Jun-08	6.38%	6,059	—	6,059
West Melbourne, FL	Hammock Landing	Jun-08	6.38%	2,999	—	2,999
Milford, CT	Milford Marketplace	Dec-08	6.06%	16,257	—	16,257
Chattanooga, TN	CBL Center II	Aug-09	6.49%	7,503	—	7,503
Pearland, TX	Pearland Town Center	Jul-10	6.21%	42,992	—	42,992
Pittsburgh, PA	Settler's Ridge	Dec-10	5.54%	3,194	—	3,194
	SUBTOTAL			79,004	—	79,004

Lines Of Credit			5.04%	1,415,032	250,000	1,165,032

Other				384	384	—

Total Consolidated Debt				$5,869,318	$4,543,515	$1,325,803
Weighted average interest rate				5.88%	5.80%	6.13%

Plus CBL's Share Of Unconsolidated Affiliates' Debt:
Huntsville, AL	Parkway Place	Jun-08	6.10%	$26,600	$—	$26,600
Lee's Summit, MO	Summit Fair	Jun-10	7.19%	5,371 (b)	—	5,371
Del Rio, TX	Plaza del Sol	Aug-10	9.15%	949	949	—
York, PA	York Town Center	Oct-11	6.50%	17,504	—	17,504
Myrtle Beach, SC	Coastal GrandMyrtle Beach	Oct-14	5.09%	46,592 (c)	46,592	—
El Centro, CA	Imperial Valley Mall	Sep-15	4.99%	34,812	34,812	—
Raleigh, NC	Triangle Town Center	Dec-15	5.74%	100,000	100,000	—
Clarksville, TN	Governor's Square Mall	Sep-16	8.23%	13,540	13,540	—
Paducah, KY	Kentucky Oaks Mall	Jan-17	5.27%	14,611	14,611	—
Greensboro, NC	Shops at Friendly Center	Jan-17	5.90%	22,242	22,242	—
Harrisburg, PA	High Pointe Commons	May-17	5.74%	7,757	7,757	—
Ft. Myers, FL	Gulf Coast Town Center Phase I	Jul-17	5.60%	95,400	95,400	—
	SUBTOTAL			$385,378	$335,903	$49,475

Less Minority Interests' Share Of Consolidated Debt:		Minority Interest %
Chattanooga, TN	CBL Center	8.00%	6.25%	$(1,114)	$(1,114)	$—
Chattanooga, TN	CBL Center II	8.00%	6.49%	(600)	—	(600)
Pittsburgh, PA	Settler's Ridge	60.00%	5.54%	(1,917)	—	(1,917)
Chattanooga, TN	Hamilton Corner	10.00%	5.67%	(1,690)	(1,690)	—
Chattanooga, TN	Hamilton Place	10.00%	5.86%	(11,501)	(11,501)	—
Highpoint, NC	Oak Hollow Mall	25.00%	7.31%	(9,931)	(9,931)	—
	SUBTOTAL			(26,753)	(24,236)	(2,517)

Company's Share Of Consolidated And Unconsolidated Debt				$6,227,943	$4,855,182	$1,372,761
Weighted average interest rate				5.87%	5.79%	6.14%

Total Debt of Unconsolidated Affiliates:
Huntsville, AL	Parkway Place	Jun-08	6.10%	$53,200	$—	$53,200
Del Rio, TX	Plaza del Sol	Aug-10	9.15%	1,876	1,876	—
York, PA	York Town Center	Oct-11	6.50%	35,008	—	35,008
Myrtle Beach, SC	Coastal GrandMyrtle Beach	Oct-14	5.09%	93,184	93,184	—
El Centro, CA	Imperial Valley Mall	Sep-15	4.99%	58,019	58,019	—
Raleigh, NC	Triangle Town Center	Dec-15	5.74%	200,000	200,000	—
Clarksville, TN	Governor's Square Mall	Sep-16	8.23%	28,506	28,506	—
Paducah, KY	Kentucky Oaks Mall	Jan-17	5.27%	29,222	29,222	—
Greensboro, NC	Shops at Friendly Center	Jan-17	5.90%	44,485	44,485	—
Harrisburg, PA	High Pointe Commons	May-17	5.74%	15,513	15,513	—
Ft. Myers, FL	Gulf Coast Town Center Phase I	Jul-17	5.60%	190,800	190,800	—
				$749,813	$661,605	$88,208
Weighted average interest rate				5.72%	5.65%	6.26%

CBL & Associates Properties, Inc.

Supplemental Financial And Operating Information

For the Three Months and Year Ended December 31, 2007

New and Renewal Leasing Activity of Same Small Shop Space Less Than 10,000 Square Feet

Property Type	Square Feet	Prior Gross Rent PSF	New Initial Gross Rent PSF	% Change Initial	New Average Gross Rent PSF (2)	% Change Average

Quarter:
All Property Types (1)	764,458	$34.59	$37.33	7.9%	$38.06	10.0%
Stabilized malls	727,735	35.41	38.23	8.0%	38.98	10.1%
New leases	236,566	38.26	44.41	16.1%	45.72	19.5%
Renewal leases	491,169	34.04	35.26	3.6%	35.73	5.0%

Year to Date:
All Property Types (1)	2,857,412	$34.23	$36.77	7.4%	$37.52	9.6%
Stabilized malls	2,674,937	35.33	38.01	7.6%	38.76	9.7%
New leases	972,808	37.58	44.27	17.8%	45.56	21.2%
Renewal leases	1,702,129	34.05	34.44	1.1%	34.88	2.4%

Average Annual Base Rents Per Square Foot By Property Type of Small Shop Space Less Than 10,000 Square Feet

	As of December 31,
	2007	2006
Stabilized malls	$29.20	$28.03
Non-stabilized malls	26.70	27.77
Associated centers	11.78	11.32
Community centers	11.76	14.21
Other	17.08	19.48

(1)	Includes Stabilized malls, Associated centers, Community centers and Other.
(2)	Average Gross Rent does not incorporate future annual increases for common area maintenance expense reimbursements.

CBL & Associates Properties, Inc.

Supplemental Financial And Operating Information

For the Three Months and Year Ended December 31, 2007

Top 25 Tenants Based On Percentage Of Total Revenues For The Year Ended December 31, 2007:

	Tenant	Number of Stores	Square Feet	Annual Gross Rentals (1)	Percentage of Total Revenues
1	Limited Brands, LLC	162	803,523	$31,329,844	3.01%
2	Foot Locker, Inc.	198	760,640	31,021,076	2.98%
3	The Gap Inc.	107	1,116,668	27,450,816	2.64%
4	Abercrombie & Fitch, Co.	90	608,047	22,689,087	2.18%
5	AE Outfitters Retail Company	80	462,375	20,551,015	1.97%
6	Signet Group plc (2)	122	204,473	19,282,615	1.85%
7	Finish Line, Inc.	89	446,013	17,123,420	1.65%
8	Zale Corporation	151	157,038	16,255,012	1.56%
9	Luxottica Group, S.P.A. (3)	155	340,917	16,216,445	1.56%
10	Genesco Inc. (4)	183	249,437	14,737,664	1.42%
11	New York & Company, Inc.	56	397,360	14,540,697	1.40%
12	JC Penney Co. Inc. (5)	74	8,424,596	14,516,094	1.39%
13	Express Fashions	46	398,762	13,709,803	1.32%
14	Dick's Sporting Goods, Inc.	15	902,638	12,913,156	1.24%
15	The Regis Corporation	211	249,598	12,566,224	1.21%
16	The Children's Place Retail Store (6)	70	292,355	11,937,328	1.15%
17	Pacific Sunwear of California	80	286,286	10,936,043	1.05%
18	Charming Shoppes, Inc. (7)	58	341,837	10,867,992	1.04%
19	Charlotte Russe Holding, Inc.	46	318,334	10,812,545	1.04%
20	Christopher & Banks, Inc.	87	297,170	10,805,405	1.04%
21	Aeropostale, Inc.	74	250,666	10,275,445	0.99%
22	Sun Capital Partners, Inc. (8)	57	732,572	9,743,391	0.94%
23	The Buckle, Inc.	49	242,120	9,140,201	0.88%
24	Claire's Stores, Inc.	121	142,552	8,734,815	0.84%
25	Hallmark Cards, Inc.	68	269,551	8,618,394	0.82%
		2,449	18,695,527	$386,774,527	37.17%

(1)	Includes annual minimum rent and tenant reimbursements based on amounts in effect at December 31, 2007.
(2)	Signet Group PLC operates Kay Jewelers, Marks & Morgan, JB Robinson, Shaw's Jewelers, Osterman's Jewelers, LeRoy's Jewelers, Jared Jewelers, Belden Jewelers, & Rogers Jewelers.
(3)	Luxottica Group, S.P.A. operates Lenscrafters, Sunglass Hut, and Pearl Vision.
(4)	Genesco Inc. operates Journey's, Jarman, Underground Station, Hat World, Lids, Hat Zone, and Cap Factory stores.
(5)	JC Penney Co. Inc. owns 30 of these stores.
(6)	The Children's Place Retail Stores, Inc. also operates The Disney Stores.
(7)	Charming Shoppes, Inc. operates Lane Bryant, Fashion Bug, and Catherine's.
(8)	SunCapital Partners, Inc. operates Anchor Blue, Fazoli's, Friendly's, Life Uniform, Mattress Firm, Mervyn's, Shopko, Smokey Bones, Souper Salad, and The Limited.

CBL & Associates Properties, Inc.

Supplemental Financial And Operating Information

For the Three Months and Year Ended December 31, 2007

Capital Expenditures for Three Months and Year Ended December 31, 2007

(In thousands)

	Three Months	Year
Tenant allowances	$19,811	$65,165

Renovations	9,289	41,362

Deferred maintenance:
Parking lot and parking lot lighting	5,635	7,870
Roof repairs and replacements	9,159	21,957
Other capital expenditures	2,734	8,064
Total deferred maintenance expenditures	17,528	37,891

Total capital expenditures	$46,628	$144,418

The capital expenditures incurred for maintenance such as parking lot repairs, parking lot lighting and roofs are classified as deferred maintenance expenditures. These expenditures are billed to tenants as common area maintenance expense and the majority is recovered over a five to fifteen year period. Renovation capital expenditures are for remodelings and upgrades to enhance our competitive position in the market area. A portion of these expenditures covering items such as new floor coverings, painting, lighting and new seating areas are also recovered through tenant billings. The costs of other items such as new entrances, new ceilings and skylights are not recovered from tenants. We estimate that 30% of our renovation expenditures are recoverable from our tenants over a ten to fifteen year period. The third category of capital expenditures is tenant allowances, sometimes made to third-generation tenants. Tenant allowances are recovered through minimum rents from the tenants over the term of the lease.

Deferred Leasing Costs Capitalized

(In thousands)

	2007	2006
Quarter ended:
March 31,	$1,001	$388
June 30,	1,593	950
September 30,	548	401
December 31,	1,478	832
	$4,620	$2,571

CBL & Associates Properties, Inc.

Supplemental Financial And Operating Information

For The Year Ended December 31, 2007

Properties Opened Year-to-date

(Dollars in thousands)

				CBL's Share of
Property	Location	Total Project Square Feet		Total Cost		Cost To Date	Date Opened	Initial Yield(a)

Mall Expansions:
Brookfield Square - Mitchell's Fish Market	Brookfield, WI	7,500		$3,044		$3,044	April-07	8.4%
Southpark Mall - Regal Cinema	Colonial Heights, VA	68,242		11,322		11,322	July-07	11.0%
The District at Valley View - shops	Roanoke, VA	61,200		18,026		17,227	July/Fall-07	7.6%
Brookfield Square - Fresh Market	Brookfield, WI	22,400		4,960		4,960	August-07	7.6%
Harford Mall - lifestyle expansion	Bel Air, MD	39,222	(b)	9,736		8,269	September-07	6.1%
The District at CherryVale	Rockford, IL	84,541		21,099		19,537	Fall-07	7.4%
Coastal Grand - Old Navy	Myrtle Beach, SC	23,269		1,813		1,763	October-07	7.9%

Community/Open-Air Centers:
Alamance Crossing East	Burlington, NC	571,700		79,300	(e)	82,605	August-07	8.4%
York Town Center (c)	York, PA	274,495		21,085		19,511	September-07	9.8%
Cobblestone Village at Palm Coast	Palm Coast, FL	277,770		10,520	(e)	17,324	October-07	7.7%

Open-Air Center Expansion:
Gulf Coast Town Center - Phase II-shops/Costco(d)	Ft. Myers, FL	595,990		83,286		83,286	Spring-07	9.2%

Associated/Lifestyle Centers:
The Shoppes at St. Clair Square	Fairview Heights, IL	84,080		27,487	(e)	31,964	March-07	7.0%
Milford Marketplace	Milford, CT	105,638		25,729		22,567	October-07	8.3%

Mall Renovations:
Mall del Norte	Laredo, TX	1,207,687		20,400		20,400	Fall-07	N/A
Honey Creek Mall	Terre Haute, IN	678,763		5,600		4,842	Fall-07	N/A

Associated Center Renovation:
Madison Plaza	Huntsville, AL	153,085		1,320		1,320	June-07	N/A

Redevelopments:
Mall del Norte - Theater	Laredo, TX	82,500		14,403		11,379	Spring-07	7.4%
Westgate Mall - Former Proffits	Spartanburg, SC	153,000		N/A		N/A	August-07	N/A
Northpark Mall - Former Wards	Joplin, MO	90,688		9,750		7,900	October-07	7.8%
Columbia Place - Former JCPenney	Columbia, SC	124,819		12,831		11,604	Aug/Oct-07	7.0%
		4,706,589		$381,711		$380,824

Announced Property Renovations and Redevelopments

(Dollars in thousands)

			CBL's Share of
Property	Location	Total Project Square Feet	Total Cost	Cost To Date	Opening Date	Initial Yield(a)
Mall Renovations:
Brookfield Square	Brookfield, WI	1,132,984	$18,100	$6,068	Fall-08	N/A
Georgia Square	Athens, GA	674,738	16,900	9,060	Spring-08	N/A

Redevelopments:
Parkdale Mall - Former Dillards (Phase I & II)	Beaumont, TX	50,720	14,679	9,612	Jan-08/Fall-08	6.6%

		1,858,442	$49,679	$24,740

(a)	Pro forma initial yields represented here may be lower than actual initial returns as they are reduced for management and development fees.
(b)	Total square footage includes redevelopement and expansion of 2,641 square feet.
(c)	50/50 Joint Venture.
(d)	50/50 Joint Venture. Amounts shown are 100% of total costs and cost to date as CBL has funded all costs to date.
(e)	Cost-to-date higher than total cost due to pending reimbursements.

Properties Under Development at December 31, 2007

(Dollars in thousands)

			CBLs Share of
Property	Location	Total Project Square Feet	Total Cost	Cost To Date	Opening Date	Initial Yield(a)
Mall Expansions:
Southpark Mall - Foodcourt	Colonial Heights, VA	17,150	4,188	939	Spring-08	11.0%
Coastal Grand - JCPenney	Myrtle Beach, SC	103,395	N/A	N/A	Spring-08	N/A
Coastal Grand - Ulta Cosmetics	Myrtle Beach, SC	10,000	1,449	1,498	Spring-08	8.7%
Cary Towne Center - Mimi's Caf	Cary, NC	6,674	2,243	948	Spring-08	15.0%
Brookfield Square Claim Jumpers	Brookfield, WI	12,000	3,430	707	Fall-08	11.9%

Associated/Lifestyle Centers:
Brookfield Square - Corner Development	Brookfield, WI	19,745	8,372	1,478	Fall-08	8.0%
Imperial Valley Commons (Phase I) (b)	El Centro, CA	610,966	11,471	19,802	Fall-08/ Summer-09	8.1%

Office:
CBL Center II	Chattanooga, TN	74,598	17,120	10,711	January-08	8.6%

Mixed -Use Center:
Pearland Town Center (Retail Portion)	Pearland, TX	694,417	160,248	95,842	Fall-08	7.4%
Pearland Town Center (Hotel Portion)	Pearland, TX	72,500	17,886	2,882	Fall-08	8.3%
Pearland Town Center (Residential Portion)	Pearland, TX	68,110	11,312	958	Fall-08	8.4%
Pearland Town Center (Office Portion)	Pearland, TX	51,560	9,385	316	Fall-08	8.7%

Community/Open-Air Centers:
Alamance Crossing - Theater/Shops	Burlington, NC	82,997	18,882	2,669	Spring-08	8.4%
Statesboro Crossing (d)	Statesboro, GA	162,450	20,465	4,956	Fall-08	8.2%
Summit Fair (c)	Lee's Summit, MO	512,551	22,000	22,000	Fall-08/ Summer-09	9.6%
Settlers Ridge (b)	Robinson Township, PA	515,444	119,146	31,137	Summer-09	8.6%
		3,014,557	$427,597	$196,843

(a)	Pro forma initial yields represented here may be lower than actual initial returns as they are reduced for management and development fees.
(b)	60/40 Joint Venture. Amounts shown are 100% of total costs and cost to date as CBL has funded all costs to date. Costs to date are gross of applicable reimbursements.
(c)	CBL's interest represent 27% of project cost.
(d)	50/50 Joint Venture